UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 10, 2003

                        PAXSON COMMUNICATIONS CORPORATION
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      1-13452                   59-3212788
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(State or other jurisdiction     (Commission File Number)        IRS Employer
     of incorporation)                                        Identification No.

            601 Clearwater Park Road, West Palm Beach, FL 33401-6233
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (561) 659-4122

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

Attached as Exhibit 99.1 are audited consolidated financial statements of the Registrant as of, and for the nine month period ended on, September 30, 2003, together with the report of the Registrant's independent certified public accountants, Ernst & Young LLP.

ITEM 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits.

The following items are furnished as Exhibits to this Report:

        23.1  Consent of Independent Certified Public Accountants.

        99.1 Audited consolidated financial statements as of, and for the nine month period ended on, September 30, 2003, together with the report of the Registrant's independent certified public accountants, Ernst & Young LLP.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PAXSON COMMUNICATIONS CORPORATION
                                         (Registrant)




                                     By: /s/ Thomas E. Severson, Jr.
                                         -----------------------------------
                                         Thomas E. Severson, Jr.
                                         Senior Vice President and
                                            Chief Financial Officer
Date: December 10, 2003


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